BLACKROCK FUNDS V

BlackRock Inflation Protected Bond Portfolio

(the “Fund”)

Supplement dated February 24, 2025

to the Statement of Additional Information of the Fund (the “SAI”), dated April 29, 2024,

as amended or supplemented to date

Effective immediately, the following change is made to the Fund’s SAI:

The chart listing investments and investment strategies in the section of the Fund’s SAI entitled “I. Investment Objective and Policies” as it relates to the Fund is deleted in relevant part and replaced with the following:

Preferred Stock	X
Tax-Exempt Preferred Shares	X
Trust Preferred Securities	X

Shareholders should retain this Supplement for future reference.

SAI-IPB-0225SUP